UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2004

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21696                    22-3106987
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


     26 Landsdowne Street, Cambridge, Massachusetts          02139
     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Director;
          Appointment of Principal Officers.

          (c) On December 8, 2004, the Board of Directors of ARIAD Pharmaceuticals, Inc. (the "Registrant") appointed Harvey J. Berger, M.D. to fill the position of president effective December 17, 2004. Dr. Berger will retain the positions of chairman of the Board of Directors and chief executive officer of the Registrant. Dr. Berger previously held the position of president from 1991 to 2003.

          The biographical and business experience information of Dr. Berger required by Items 401(b) and (e) of Regulation S-K is incorporated herein by reference to the discussion responsive thereto in the section entitled "Board of Directors" in the Registrant's definitive proxy statement for the 2004 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 29, 2004.

          A brief description of the material terms of the employment agreement between Dr. Berger and the Registrant is incorporated herein by reference to the discussion responsive thereto in the section entitled "Executive Compensation - Employment Agreements, Termination of Employment and Change-in-Control Arrangements" in the Registrant's definitive proxy statement for the 2004 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 29, 2004.

          There are no family relationships with respect to Dr. Berger that would be required to be disclosed under Item 401(d) of Regulation S-K, nor are there any related party transactions that would require disclosure under Item 404(a) of Regulation S-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ARIAD Pharmaceuticals, Inc.

                                               By: /s/ Edward M. Fitzgerald
                                                   -----------------------------
                                                       Edward M. Fitzgerald
                                                       Senior Vice President and
                                                       Chief Financial Officer

Date: December 14, 2004